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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OF 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 31, 1997


                                NOVA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Georgia                      1-14342                   58-2209575
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(State or other jurisdiction     (Commission File            (I.R.S. Employer
of incorporation or              Number)                     Identification No.)
organization

                             One Concourse Parkway
                                   Suite 300
                               Atlanta, GA  30328
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                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (770) 396-1456
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

     On October 31, 1997, NOVA Information Systems, Inc. ("NOVA"), a wholly-owned subsidiary of NOVA Corporation, and Firstar Bank, U.S.A., N.A. ("Firstar") and Firstar Bank Milwaukee, N.A. ("Firstar Milwaukee"), each of which is a wholly-owned subsidiary of Firstar Corporation, consummated the transactions contemplated by an Agreement Respecting a Limited Liability Company dated October 7, 1997 by and among NOVA, Firstar and Firstar Milwaukee (the "Agreement"). Pursuant to the Agreement, NOVA and Firstar jointly own and operate a newly created limited liability company called Elan Merchant Services, LLC (the "LLC") which engages in the business of bank card payment processing. In connection with this transaction, Firstar, Firstar Milwaukee and each of the other banking affiliates of Firstar Corporation contributed substantially all of their existing bank card payment processing contracts (representing approximately $3.0 billion in annualized credit and debit card volume) to the LLC in return for a 49% interest in the LLC, and NOVA paid to Firstar and Firstar Milwaukee an aggregate of $23.75 million in return for a 51% interest in the LLC. The purchase price paid by NOVA was determined through arms-length negotiations between NOVA and Firstar. The source of funds for the acquisition was NOVA's cash on hand combined with $3.0 million in borrowings under NOVA's credit facility with Bank of America. NOVA will, among other things, manage the business and operations of the LLC on a day-to-day basis and provide payment processing services to the LLC. Firstar will provide marketing and other related services to the LLC.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired. In accordance with Item 7(b)(2) of Form 8-K, any financial statements of the LLC required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before January 14, 1998.

     (b) Pro Forma Financial Information. In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before January 14, 1998.

     (c)  Exhibits

          Exhibit 99.1 - Agreement Respecting a Limited Liability Company dated October 7, 1997, by and among NOVA Information Systems, Inc., Firstar Bank U.S.A., N.A. d/b/a Elan Financial Services and Firstar Bank Milwaukee, N.A.

          Exhibit 99.2  -  Press Release dated October 8, 1997
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVA Corporation


                                       By: /s/ Edward Grzedzinski
                                           ---------------------------------
                                           Edward Grzedzinski
November 14, 1997                          Chief Executive Officer